Exhibit 32.2

Certification of Principal Financial Officer Pursuant

to 18 U.S.C. Section 1350

Certification of Principal Financial Officer
Pursuant to 18 U.S.C. Section 1350

In connection with the Annual  Report on Form 10-K of Citizens First Corporation (the “Company”) for the  period ended December 31, 2015, as filed with the Securities and Exchange Commission on the date hereof (the “Report”) I, J. Steven Marcum, Executive Vice President and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company

By:  /s/J. Steven Marcum

J. Steven Marcum

Executive Vice President and Chief Financial Officer (Principal Financial Officer)

March 24, 2016